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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):  April 20, 2005
                                                   (April 19, 2005)
                                                  ------------------

                          Universal Display Corporation
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                 (Exact Name of Registrant Specified in Charter)

         Pennsylvania                 1-12031               23-2372688
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 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)            File Number)        Identification No.)

           375 Phillips Boulevard
             Ewing, New Jersey                                   08618
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  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 19, 2005, the Registrant entered into an OLED Patent License Agreement and an OLED Supplemental License Agreement with Samsung SDI Co., Ltd. Under the terms of those agreements, the Registrant granted Samsung SDI Co. license rights under various patents owned or controlled by the Registrant for Samsung SDI Co. to make and sell specified organic light emitting diode (OLED) display products. In consideration of this license grant, Samsung SDI Co. agreed to pay the Registrant up front license fees and running royalties on its sales of these display products.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNIVERSAL DISPLAY CORPORATION


                                  By: /s/ Sidney D. Rosenblatt
                                     ------------------------------------------
                                      Sidney D. Rosenblatt
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary



Dated: April 20, 2005


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